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                                                                   Exhibit 10.51


                                  METLIFE, INC.






                            STOCK PURCHASE AGREEMENT









                                 MARCH  , 2000

















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                                TABLE OF CONTENTS

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                                                                                                               Page

1.    Purchase and Sale of Stock.................................................................................   1
      1.1  Sale and Issuance of Shares...........................................................................   1
      1.2  The Closing...........................................................................................   2

2.  Representations and Warranties of the Company and MetLife....................................................   3

3.  Representations and Warranties of Purchaser..................................................................  13

4.  Conditions to Purchaser's Obligation at Closing..............................................................  14
      4.1  Representations and Warranties........................................................................  14
      4.2  Standstill Agreement..................................................................................  14
      4.3  Opinions..............................................................................................  14
      4.4  The Plan..............................................................................................  14
      4.5  Initial Public Offering of Common Stock...............................................................  15
      4.6  Superintendent's Approval.............................................................................  15

5.  Conditions to the Company's Obligations at Closing...........................................................  15
      5.1  Representations and Warranties........................................................................  15
      5.2  Standstill Agreement..................................................................................  15
      5.3  The Plan..............................................................................................  15
      5.4  Initial Public Offering of Common Stock...............................................................  15
      5.5  Superintendent's Approval.............................................................................  15

6.  Legend.......................................................................................................  15

7.  Termination..................................................................................................  16
      7.1  Grounds for Termination...............................................................................  16
      7.2  Effect of Termination.................................................................................  16

8.  Miscellaneous................................................................................................  16
      8.1  Survival..............................................................................................  16
      8.2  Expenses; Indemnification.............................................................................  16
      8.3  Entire Agreement......................................................................................  17
      8.4  Severability..........................................................................................  18
      8.5  Liability of MetLife..................................................................................  18
      8.6  Notices...............................................................................................  18
      8.7  Governing Law, etc....................................................................................  19

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
                                                                                                                 Page
      8.8  Jurisdiction..........................................................................................  19
      8.9  Waiver of Jury Trial..................................................................................  19

9.    Captions...................................................................................................  20


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                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the ___ day of March, 2000, by and among MetLife, Inc., a Delaware corporation (the "Company"), Metropolitan Life Insurance Company, a mutual life insurance company organized under the laws of the State of New York ("MetLife"), and __________, a __________ corporation[, and _________, a _________ corporation]
([individually,] "Purchaser" [and collectively, "Purchasers"]).

     WHEREAS, the Company plans to conduct an initial public offering (the "IPO") of its common stock, par value $0.01 per share (the "Common Stock"), in connection with the conversion of MetLife from a mutual life insurance company into a stock life insurance company (the "Demutualization") pursuant to Section 7312 of the New York Insurance Law ("Section 7312") and the Plan of Reorganization, dated September 28, 1999, as amended (the "Plan"), of MetLife;

     WHEREAS, the Company wishes to sell to Purchaser[s], and Purchaser[s] wish[es] to purchase from the Company, such number of shares of Common Stock determined as provided in Section 1.1.;

     WHEREAS, in connection with the sale of the shares of Common Stock to Purchaser[s] hereunder, the Company has prepared a private placement offering memorandum dated April 3, 2000 (the "Offering Memorandum") including a description of the Common Stock and a description of the Company;

     WHEREAS, the Company and Purchaser[s] have agreed that this Agreement, together with the Standstill Agreement attached as Exhibit A (the "Standstill Agreement"), shall constitute the entire understanding and agreement between the parties with regard to the subject matter hereof.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Purchase and Sale of Stock.

         1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Purchaser[s] and Purchaser[s] agree[s] to purchase from the Company a [an aggregate] number of shares of Common Stock (exclusive of any Shares purchased by Purchaser[s] or its [their] affiliates in the IPO for the account of customers in the ordinary course of its [their] business as underwriter, broker/dealer, investment manager or investment advisor or in ordinary trading activities) equal to not less than 1%, nor more than 4.9%, of the aggregate number of shares of Common Stock outstanding immediately following



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the initial closing of the IPO, consisting of the sum of (i) the number of shares of Common Stock issued and sold to the underwriters in the IPO at the initial closing thereof (excluding any shares that may be issued at such time pursuant to the underwriters' overallotment option) (the "IPO Shares"), (ii) the number of shares of Common Stock issued to the Trust (as defined in the Plan) on the Plan Effective Date (as defined in the Plan) pursuant to the Plan (the "Policyholder Shares") and (iii) the Shares (as defined below) and any other shares of Common Stock issued and sold to any other purchaser pursuant to a stock purchase agreement substantially identical to this Agreement (the "Other Private Purchaser Shares"), provided that the exact number of shares to be sold and purchased hereunder will, subject to such minimum and maximum amount, be determined by the Company at its discretion, based on the advice of Goldman Sachs & Co. or such other investment bank that is approved by the New York Superintendent of Insurance (such number of shares to be sold and purchased hereunder being referred to as the "Shares"; and the Shares, together with the Other Private Purchaser Shares, the IPO Shares and the Policyholder Shares, being referred to as the "Transaction Shares"). In exercising its discretion, the Company will take into consideration the number of orders for the shares of Common Stock in the IPO, the level of oversubscription, if any, in the IPO, the aggregate demand for the shares in the IPO, the Company's judgment as to the quality of that demand and market conditions generally. The Company shall notify Purchaser[s] promptly following the execution of the underwriting agreements for the IPO of the number of Shares to be sold and purchased hereunder, which number of shares shall be reflected on Schedule 1 hereto, which shall be deemed to be a part of this Agreement. The per Share purchase price for the Shares shall be equal to the "Initial Public Offering Price" for one share of Common Stock specified on the cover page of the final prospectus with respect to the IPO.

         1.2 The Closing. The closing (the "Closing") of the purchase and sale of the Shares shall be held at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022 simultaneously with the initial closing of the IPO. At the Closing, the Company will deliver certificates for the Shares registered in the name of Purchaser[s] (or such person as Purchaser shall designate by written notice of at least five days prior to the Closing, provided that such person is a subsidiary of Purchaser, substantially all of the capital stock of which is directly or indirectly owned by Purchaser, is a Qualified Institutional Buyer (as that term is defined in Rule 144A under the Securities Act of 1933) or an accredited investor (as such term is defined under Regulation D of the Act) and enters into a Standstill Agreement substantially in the form of Exhibit A) against payment of the purchase price therefor by wire transfer in immediately available funds to an account or accounts specified by the Company. [If there is more than one Purchaser hereunder, Purchasers shall notify the Company of the allocation of the Shares to be purchased by each Purchaser prior to Closing.]




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     2. Representations and Warranties of the Company and MetLife. The Company
and MetLife, jointly and severally, hereby represent and warrant to Purchaser[s] that:

         2.1 The Offering Memorandum, as of its date, did not contain and, as amended or supplemented, as applicable, will not contain, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Purchaser expressly for use therein.

         2.2 Neither the Company nor MetLife nor any of their respective subsidiaries listed on Schedule 2 hereto (the "Significant Subsidiaries") has sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference material to the business of the Company, MetLife and the Significant Subsidiaries considered as a whole, other than as described in or contemplated by the Offering Memorandum, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any (a) material addition, or development involving a likely prospective material addition, to MetLife's liability for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (b) material decrease in the surplus of MetLife, material change in the capital stock or other ownership interest of the Company, MetLife or any Significant Subsidiary or material increase in the long-term debt of the Company, MetLife and their respective subsidiaries, considered as a whole, or (c) material adverse change, or development involving a prospective material adverse change, in or affecting the business, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles ("GAAP") basis, as applicable) of the Company, MetLife and their respective subsidiaries considered as a whole (a "Material Adverse Effect"), otherwise than as described or contemplated in the Offering Memorandum.

         2.3 Each of the Company, MetLife and each Significant Subsidiary has good and marketable title in fee simple to all material real property and good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Offering Memorandum or such as would not have a Material Adverse Effect and do not materially interfere with the use made and proposed to be made of such property by the Company, MetLife or any Significant Subsidiary; and any material real property and material buildings held under lease by the Company, MetLife or any Significant Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and currently proposed to be made of such property and buildings by the Company, MetLife or any Significant Subsidiary.








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         2.4 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum and to execute and deliver this Agreement and the Standstill Agreement and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby; MetLife has been and, until immediately prior to the Effective Time (as defined in the Plan), will continue to be duly incorporated and validly existing as a mutual life insurance company in good standing under the laws of the State of New York, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby; at the Effective Time, MetLife will be duly incorporated and validly existing as a stock life insurance company in good standing under the laws of the State of New York and will be a subsidiary of the Company; each of the Company and MetLife has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction; there are no subsidiaries of the Company and MetLife that are material to the Company and MetLife considered as a whole which are not listed on Schedule 1 hereto; and each Significant Subsidiary has been duly organized and is validly existing as a corporation or partnership, as applicable, and, to the extent such concept is applicable, is in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum; and each Significant Subsidiary is duly qualified to do business as a foreign corporation or partnership and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that the failure to be so qualified and in good standing would not have a Material Adverse Effect.

         2.5 The Company has an authorized capitalization as set forth and described in the Offering Memorandum; on the Plan Effective Date (as defined in the Plan), MetLife will have an authorized capitalization of 1,000,000,000 shares; the Allocable Common Shares (as defined in the Plan), which will be duly and validly authorized and issued to the Company on the Plan Effective Date, will upon issuance be fully paid and nonassessable; and all of the issued shares of capital stock or other ownership interests of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable and (except as described in the Offering Memorandum and except for directors' qualifying shares) are owned directly or indirectly by the Company or MetLife, as applicable, free and clear of all liens, encumbrances, equities or claims.

         2.6 The Transaction Shares have been duly and validly authorized; when the Shares and the Other Private Purchaser Shares are issued and delivered against payment therefor as




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provided herein, when the IPO Shares are issued and delivered against payment therefor as provided in the underwriting agreements for the IPO, and when the Policyholder Shares are issued pursuant to the Plan, the Transaction Shares will be duly and validly authorized and issued and fully paid and nonassessable, and will conform to the description of the Common Stock contained in the Offering Memorandum; the issuance of the Transaction Shares is not subject to any preemptive or other similar right; and, except as described in the Offering Memorandum, there are no rights of any person, corporation or other entity to require registration of any shares of the Common Stock or any other securities of the Company in connection with the Demutualization or the filing of the registration statement for the IPO; and the IPO Shares and the Policyholder Shares have been approved for listing on the New York Stock Exchange (the "Exchange"), subject to notice of issuance.

         2.7 The Trust has been duly created and is validly existing under the laws of Delaware with the power and authority to own property and conduct its business as described in the Offering Memorandum, and has conducted and will conduct no business other than the transactions contemplated by the Plan, the MetLife Policyholder Trust Agreement by and among MetLife, the Company, Wilmington Trust Company and ChaseMellon Shareholder Services, L.L.C., dated as of November 3, 1999 (the "Trust Agreement"), and as described in the Offering Memorandum; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Plan and the Trust Agreement and as described in the Offering Memorandum; and, to the knowledge of the Company or MetLife after due inquiry of the trustee of the Trust, there are no legal or governmental proceedings pending to which the Trust is a party and no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         2.8 Neither the Policyholder Shares issued pursuant to the Plan nor the Trust interests allocated pursuant to the Plan require registration under the Securities Act of 1933, as amended (the "Act").

         2.9 Each of MetLife and each Significant Subsidiary that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation (an "Insurance Subsidiary") is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Offering Memorandum, each of MetLife and each Insurance Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the "Approvals") of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; there is no pending or, to the knowledge of the Company or MetLife, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to







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the revocation, termination or suspension of any such Approval, the revocation, termination, or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company and MetLife, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect.

         2.10 In connection with the Demutualization, the Company has made, or will have been made on or prior to the Plan Effective Date, all required filings under applicable insurance holding company statutes, and has received Approvals of acquisition of control or affiliate transactions in each jurisdiction in which such filings or Approvals are required, except where the failure to have made such filings or receive such Approvals in any such jurisdiction would not have, individually or in the aggregate with other such failures, has a Material Adverse Effect; each of the Company, MetLife and the Significant Subsidiaries has, or will have on or prior to the Plan Effective Date, all necessary Approvals of and from, and has made, or will have made on or prior to the Plan Effective Date, all filings, registrations and declarations (collectively, the "Filings") with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Memorandum, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; to the knowledge of the Company and MetLife, each of the Company, MetLife and each Significant Subsidiary is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations, and all such Approvals and Filings are in full force and effect and neither the Company nor MetLife nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company, MetLife or any Significant Subsidiary, except as described in the Offering Memorandum or except for any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect.

         2.11 Each of MetLife and each Insurance Subsidiary is in compliance with and conducts its businesses in conformity with all applicable insurance laws and regulations of its respective jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to it, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.

         2.12 Each Significant Subsidiary which is engaged in the business of acting as a broker-dealer or an investment advisor (the "Broker-Dealer Subsidiaries" and "Investment Advisor Subsidiaries", respectively) is duly licensed or registered as a broker-dealer or investment







                                       6
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advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its businesses, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; except as otherwise described in the Offering Memorandum, none of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Subsidiary in any case where it could be reasonably expected that (x) any of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect; and each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary is in compliance with the requirements of the broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such Subsidiary, and has filed all notices, reports, documents or other information (collectively, the "Notices") required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.

         2.13 The issuance and sale of the Shares, the Other Private Purchaser Shares and the IPO Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note of MetLife (the "Capital Note"), the creation and operation of the Trust pursuant to the Plan, the issuance of Trust interests pursuant to the Plan, the issuance and sale of the equity security units (the "Units") by the Company and MetLife Capital Trust I, the compliance by the Company and MetLife with all of the provisions of this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement to be entered into with the Other Private Placement Purchaser and the Plan and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, MetLife or any of their respective subsidiaries is a party or by which the Company, MetLife or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, MetLife or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the Plan, the Demutualization or the transactions contemplated by this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement to be entered into with the Other Private Placement Purchaser or the Plan, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or ByLaws or similar organizational documents of the Company, MetLife or any Significant Subsidiary or any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company, MetLife or any of their






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




respective subsidiaries or any of their properties, in each case the effect of which (other than a violation of the Certificate of Incorporation or By-Laws or similar organizational documents of the Company, MetLife or a Significant Subsidiary), individually or in the aggregate, would be either to affect the validity of the Transaction Shares or the Trust interests, their respective issuance or the consummation of the transactions contemplated hereby or by the stock purchase agreement and standstill agreement to be entered into with the Other Private Placement Purchaser or the Plan or the creation and operation of the Trust pursuant to the Plan, or to have a Material Adverse Effect.

         2.14 All Filings and Approvals of or with any court, insurance regulatory agency or governmental agency or body of the United States or any state thereof required in connection with the issuance and sale by the Company of the Shares, the Other Private Purchaser Shares and the IPO Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance and purchase of the Capital Note, the creation and operation of the Trust pursuant to the Plan and the allocation of Trust interests pursuant to the Plan, have been made or obtained, or will have been made or obtained on or prior to the Plan Effective Date, and will, on the Plan Effective Date, be in full force and effect, provided, however, that neither the Company nor MetLife makes any representation or warranty as to state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of the IPO Shares; and all other Filings and Approvals of or with any court, insurance regulatory agency or other governmental agency or body required to be obtained or made on or prior to the Plan Effective Date in connection with the Demutualization or for the consummation by the Company and MetLife of the transactions contemplated by this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement to be entered into with the Other Private Placement Purchaser or the Plan have been so obtained or made, or will have been obtained or made on or prior to the Plan Effective Date, and will, on the Plan Effective Date, be in full force and effect, except as described in the Offering Memorandum or to the extent that the failure to obtain or make any such Filings and Approvals would not have, individually or in the aggregate, a Material Adverse Effect and would not adversely affect the validity, performance of or consummation of the transactions contemplated by this Agreement and the Plan.

         2.15 The Plan has been duly adopted by the required vote of the Board of Directors of MetLife (which adoption complied with the applicable requirements of Section 7312) and submitted to the New York Superintendent of Insurance (the "New York Superintendent") in the manner and accompanied by all information and certificates required by Section 7312 and conforms in all material respects to the requirements of the laws of the State of New York applicable to the conversion of mutual life insurance companies into stock life insurance companies and any rules or regulations of the New York Superintendent in respect thereof, in each case as administered or interpreted by the New York Superintendent (collectively, the "New York Reorganization Laws and Regulations"), and the requirements of all other applicable laws; on January 24, 2000, the New York Superintendent held a public hearing in accordance with the





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



requirements of Section 7312, with regard to which MetLife published such notice as is required to be published by a converting insurer by New York law, for the purpose of receiving comment on whether the New York Superintendent should approve the Plan; the Plan was duly approved on February 7, 2000 by a vote (the "Policyholder Vote") of more than two-thirds of the votes validly cast by Eligible Policyholders (as defined in the Plan) (which adoption complied in all material respects with the applicable requirements of Section 7312) and such approval has not been rescinded or otherwise withdrawn; certificates reflecting the conclusion of the Policyholder Vote will be submitted by MetLife to the New York Superintendent, in the manner required by Section 7312; assuming the Superintendent issues an order approving the Plan in accordance with the requirements of Section 7312, no other Approvals are required to be obtained under Section 7312 for the effectiveness of the Plan; upon filing a copy of the Plan with the New York Superintendent's approval endorsed thereon (the "Superintendent's Order") in the office of the New York Superintendent and a copy of the Plan certified by the New York Superintendent with the Clerk of New York County pursuant to Section 7312, on the Plan Effective Date, the Plan will become effective in accordance with its terms pursuant to Section 7312, and the Demutualization will be completed in accordance with the Plan and the New York Reorganization Laws and Regulations and the requirements of all other applicable laws; and prior to the Closing each of the actions required to occur and conditions required to be satisfied on or prior to the Plan Effective Date pursuant to the Superintendent's Order or the Plan will have occurred or been satisfied.

         2.16 Other than Mark Smilow and Patrick Emanuel v. Metropolitan Life Insurance Company, et al., Mollye E. Rothstein v. Metropolitan Life Insurance Company, et al., Eugenia J. Fiala and Chris Waterson v. Metropolitan Life Insurance Company, et al., Geneva Meloy, et al. v. Metropolitan Life Insurance Company, et al., Leo F. Schor v. Metropolitan Life Insurance Co. et al. and Richard E. Schweinberg v. Metropolitan Life Insurance Co. et al., and any other proceedings of which the Company became aware after the date hereof and that have been disclosed to you in writing, on the date of this Agreement, there is no legal or governmental proceeding pending or, to the knowledge of the Company and MetLife, or as otherwise disclosed to Purchaser, currently being threatened challenging the Plan or the consummation of the transactions contemplated thereby or the offering of the Shares or the IPO Shares.

         2.17 Other than as described or contemplated in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company, MetLife or any of their respective subsidiaries is a party or to which any property of the Company, MetLife or any of their respective subsidiaries is the subject which, if determined adversely to the Company, MetLife or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company and MetLife, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.










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

         2.18 The policyholder information booklet mailed to policyholders (the "Policyholder Information Booklet"), as of its date and as of the dates of the public hearing on the Demutualization and the Policyholder Vote, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.19 Neither the Company, MetLife nor any Significant Subsidiary is in violation of any of its Certificate of Incorporation or By-Laws or other organizational instruments or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default would have, individually or in the aggregate, a Material Adverse Effect.

         2.20 The statements set forth in the Offering Memorandum under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Common Stock, and under the captions "Risk Factors--Demutualization risks--A challenge to the New York Superintendent of Insurance's approval may adversely affect the terms of the demutualization and the market price of our common stock and the equity security units," "Risk Factors--Dividends and payments on our indebtedness may be affected by limitations imposed on Metropolitan Life Insurance Company and our other subsidiaries," "Risk Factors--Changes in federal income taxation could adversely impact sales of our insurance, annuities and investment products," "The Demutualization," "Business--Regulation," "Business--Competition," and "Business--Legal Proceedings", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

         2.21 The pro forma consolidated statement of income and the pro forma consolidated balance sheet and the related notes thereto set forth in the Offering Memorandum have been prepared in all material respects in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, have been compiled on the pro forma basis described therein, and, in the opinion of the Company and MetLife, the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company and MetLife to be reasonable at the time made.

         2.22 The financial statements of MetLife and its consolidated subsidiaries and the balance sheet of the Company, together with the related notes and schedules set forth in the Offering Memorandum, comply in all material respects with the requirements of the Act and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; and such statements and related notes and schedules, if any, have been prepared in accordance with GAAP consistently applied throughout the periods involved except as described therein.

         2.23 Neither the Company, MetLife nor any Significant Subsidiary is and, after giving effect to the offering and sale of the Shares, the Other Private Purchaser Shares and the IPO Shares, the issuance of the Policyholder Shares pursuant to the Plan, the allocation of Trust interests pursuant to the Plan, the issuance and sale of the Units and the consummation of the Demutualization and the application of the proceeds of the sale of the Shares, the Other Private Purchaser Shares and the IPO Shares and the Units as described in the Offering Memorandum, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, although certain separate accounts of MetLife and certain Insurance Subsidiaries are required to register as investment companies under the Investment Company Act.

         2.24 Deloitte & Touche LLP, who have certified certain financial statements of the Company and the consolidated financial statements of MetLife and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder.

         2.25 Each of the Company and MetLife has reviewed its operations and those of the Significant Subsidiaries and any third parties with which the Company, MetLife or any Significant Subsidiary has a material relationship to evaluate the extent to which the business or operations of MetLife or any Significant Subsidiary will be affected by the Year 2000 Problem. As a result of such review, neither the Company nor MetLife has any reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with the business or operations of the Company, MetLife and the Significant Subsidiaries, taken as a whole. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         2.26 The Company and MetLife are duly authorized to execute, deliver and perform this Agreement and the Standstill Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and MetLife, is a valid and binding agreement of the Company and MetLife, and is enforceable against the Company and MetLife in accordance with their respective terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity). Upon execution and delivery thereof by the Company, the Standstill Agreement will have been duly authorized, executed and delivered by the Company, will be a valid and binding agreement of the Company, and will be enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity).

         2.27 The Capital Note due 2005 of MetLife has been duly authorized by MetLife, and when duly executed and delivered by MetLife to the Company, will constitute a valid and legally binding obligation of MetLife, enforceable against MetLife in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); and such Capital Note will conform to the descriptions thereof in the Offering Memorandum.

         2.28 The certificate of the Chief Executive Officer, Chief Financial Officer or any Senior Executive Vice-President of each of the Company and MetLife delivered pursuant to the second sentence of Section 4.1 shall be deemed a representation and warranty by the Company and MetLife to Purchaser hereunder as to the matters covered thereby.

         2.29 Contemporaneously with entering into this Agreement, the Company and MetLife are entering into a stock purchase agreement with _______________ (the "Other Private Placement Purchaser"). The terms of this Agreement and the Standstill Agreement are no less favorable to Purchaser[s] than the stock purchase agreement and standstill agreement executed by the Other Private Placement Purchaser.

         2.30 Subject to the accuracy of the representations and warranties of Purchaser[s] in Section 3, the offer and sale of the Shares hereunder are exempt from registration under the Act pursuant to Section 4(2) thereof.

         2.31 Neither the Company nor any affiliate of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Shares in a manner that would require the registration under the Act of the Shares, or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Shares (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

     3. Representations and Warranties of Purchaser. [Each] Purchaser hereby represents and warrants that:

         3.1 [Such] Purchaser is duly authorized to execute, deliver and perform this Agreement and the Standstill Agreement; this Agreement has been duly executed and delivered by [such] Purchaser, is a valid and binding agreement of [such] Purchaser, and is enforceable against [such] Purchaser in accordance with its terms , except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); upon execution and delivery thereof by [such] Purchaser, the Standstill Agreement will have been duly executed and delivered by [such] Purchaser, will be a valid and binding agreement of [such] Purchaser, and will be enforceable against [such] Purchaser in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); the execution, delivery and performance by [such] Purchaser of this Agreement and the Standstill Agreement do not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both would constitute) a default under [such] Purchaser's certificate of incorporation, by-laws or similar organizational documents, or any agreement to which [such] Purchaser is a party, and, subject to the accuracy of the representations and warranties set forth in Section 2.14, no consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body or any third party is required for the execution, delivery or performance by [such] Purchaser of this Agreement and the Standstill Agreement.

         3.2 This Agreement is made with [such] Purchaser in reliance upon [such] Purchaser's representation to the Company, which by [such] Purchaser's execution of this Agreement [such] Purchaser hereby confirms, that the Shares will be acquired for investment for [such] Purchaser's own account or the account of any subsidiary of Purchaser, substantially all of the capital stock of which is directly or indirectly owned by Purchaser (provided that any such subsidiary is a Qualified Institutional Buyer as such term is defined in Rule 144A under the Act or an accredited investor, as such term is defined under Regulation D of the Act), not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that [such] Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, provided that nothing in this Section 3.2 shall prevent Purchaser from transferring the Shares in accordance with the Standstill Agreement.

         3.3 [Such] Purchaser understands that the Shares it is purchasing have not been registered under the Act, and absent registration, may not be offered or sold within the United States except pursuant to an exemption from such laws or in a transaction not subject to the registration requirements of the Act. In this connection, [such] Purchaser represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         3.4 [Such] Purchaser is a "qualified institutional buyer" as such term is defined in Rule 144A under the Act or an accredited investor, as such term is defined under Regulation D of the Act.

         3.5 The certificate of the Chief Executive Officer, Chief Financial Officer or any Executive Vice President of [such] Purchaser delivered pursuant to the second sentence of Section 5.1 shall be deemed a representation and warranty by [such] Purchaser to the Company and MetLife hereunder as to the matters covered thereby.

     4. Conditions to Purchaser's Obligation at Closing. The obligation of [each] Purchaser to purchase the Shares at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing of the following conditions:

         4.1 Representations and Warranties. The representations and warranties made by the Company and MetLife in Section 2 shall be true and correct when made, and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date (other than the representations or warranties made herein in Section 2.16, which shall be true and correct when made), all covenants and agreements made by the Company herein shall have been performed to Purchaser's [Purchasers'] satisfaction and the Company and MetLife shall have performed or satisfied all conditions on their part to be performed or satisfied herein at or prior to the Closing. The Chief Executive Officer, Chief Financial Officer or any Senior-Executive Vice President of each of the Company and MetLife shall have delivered at the Closing a certificate stating that each of the conditions specified in the preceding sentence has been fulfilled.

         4.2 Standstill Agreement. The Standstill Agreement shall have been duly executed and delivered by the Company.

         4.3 Opinions. Debevoise & Plimpton, special counsel to the Company, and Gary A. Beller, Senior-Executive Vice President and General Counsel to the Company, shall have delivered to Purchaser[s] their written opinions substantially to the effect set forth in Exhibits B and C, respectively.

         4.4 The Plan. The Company and MetLife shall have complied with all conditions to the effectiveness of the Plan, as set forth in the Plan, and the transactions described in Section 5.2(e)(i)-(v) of the Plan shall have occurred.

         4.5 Initial Public Offering of Common Stock. The initial closing of the IPO shall have occurred simultaneously with the Closing.

         4.6 Superintendent's Approval. The purchase and sale of the Shares hereunder shall have been approved by the Superintendent of Insurance of the State of New York.

     5. Conditions to the Company's Obligations at Closing. The obligation of the Company to sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions:

         5.1 Representations and Warranties. The representations and warranties of Purchaser[s] contained in Section 3 shall be true as of the Closing with the same force and effect as if they had been made on and as of such date, all covenants and agreements made by Purchaser[s] herein shall have been performed to the Company's satisfaction and Purchaser[s] shall have performed or satisfied all conditions on its [their] part to be performed or satisfied herein at or prior to the Closing. The Chief Executive Officer, Chief Financial Officer or any Executive Vice President of [each] Purchaser shall have delivered at the Closing a certificate stating that each of the conditions specified in the preceding sentence has been fulfilled.

         5.2 Standstill Agreement. The Standstill Agreement shall have been duly executed and delivered by [each] Purchaser.

         5.3 The Plan. The Company and MetLife shall have complied with all conditions to the effectiveness of the Plan, as set forth in the Plan, and the transactions described in Section 5.2(e)(i)-(v) of the Plan shall have occurred.

         5.4 Initial Public Offering of Common Stock. The initial closing of the IPO shall have occurred simultaneously with the Closing.

         5.5 Superintendent's Approval. The purchase and sale of the Shares hereunder shall have been approved by the Superintendent of Insurance of the State of New York.

     6. Legend. Each of the Company and [each] Purchaser agrees that the certificates for the Shares shall bear the following legend thereon, which legend shall remain until the earliest of (a) the date the securities represented by such certificates are transferred in accordance with the provisions of the Standstill Agreement or (b) the termination of the Standstill Agreement pursuant to Section 9(a) or (c) thereof or the termination of the Standstill Agreement (other than Sections 1(b), (c) and (d) thereof) pursuant to
Section 9(b) thereof, or as otherwise agreed among the Company, MetLife and Purchaser[s]:

     THESE SECURITIES WERE SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SECURITIES ARE SUBJECT TO THE PROVISIONS OF A STANDSTILL AGREEMENT DATED ___________ __, 2000, BY AND BETWEEN THE ISSUER AND [PURCHASER], AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH.

     7. Termination.

         7.1 Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

          (a) by mutual written agreement of the Company and Purchaser[s]; or

          (b) by either the Company or Purchaser[s] if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

The party desiring to terminate this Agreement pursuant to clause 7.1(b) shall give notice of such termination to the other party.

         7.2 Effect of Termination. If this Agreement is terminated as permitted by Section 7.1, such termination shall be without liability of either party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement.

     8. Miscellaneous.

         8.1 Survival. The representations and warranties set forth in Sections 2 and 3 shall survive until three years after the date of the Closing.

         8.2 Expenses; Indemnification. Irrespective of whether the Closing is effected, the Company and MetLife shall pay all expenses incident to the performance of their obligations under this Agreement, including (a) the preparation, printing, delivery to Purchaser[s] of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto,
(b) the preparation, printing and delivery to Purchaser[s] of this Agreement,
(c) the preparation,
issuance and delivery of the certificates for the Shares to Purchaser[s], including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Shares to Purchaser[s], and (d) the fees and disbursements of the Company's and MetLife's counsel, accountants and other advisors. Except as provided in this Section, Purchaser[s] shall pay all of its own costs and expenses in connection with the transactions contemplated hereby, including the fees of its counsel. Each of (i) the Company and MetLife, on the one hand, and Purchaser[s], on the other hand, shall indemnify the other for any loss or liability incurred by the indemnified party as the result of any breach of the indemnifying party's representations or warranties hereunder and (ii) the Company and MetLife shall indemnify Purchaser[s] and its [their] affiliates for any loss or liability (including the reasonable cost of investigation and defense and the reasonable fees and expenses of counsel) incurred by Purchaser[s] or any of such affiliates in connection with any action, proceeding or investigation (an "Action") brought by or on behalf of any MetLife policyholder (in his, her or its capacity as such), but only to the extent that such loss or liability arises from the fact that the Company, MetLife or Purchaser[s] (or such affiliate) entered into this Agreement or consummated the transactions contemplated hereby. Any party that may be entitled to indemnification hereunder (the "Indemnified Party") shall promptly notify the party from whom indemnification is sought hereunder (the "Indemnifying Party") in writing of the Indemnified Party's receipt of notice of its involvement in any Action in respect of which a claim for indemnification is to be made hereunder; provided, however, that any failure to so notify the Indemnifying Party shall not affect the Indemnifying Party's obligations to so indemnify such person except to the extent that the Indemnifying Party is materially prejudiced by such failure.

         8.3 Entire Agreement. This Agreement, together with the Standstill Agreement, contains the entire understandings of the parties with respect to the subject matter of such agreements. This Agreement may not be amended or any provision waived except by a writing signed, in the case of an amendment, by each party hereto and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof unless the other party is materially prejudiced thereby, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. This Agreement is not assignable by either of the parties without the prior written consent of the other, except that (i) prior to Closing, this Agreement may be transferred or assigned by a Purchaser to any one or more subsidiary of Purchaser, substantially all of the capital stock of which is directly or indirectly owned by Purchaser that is a Qualified Institutional Buyer (as that term is defined in Rule 144A under the Act or is an accredited investor (as such term is defined under Regulation D of the Act), provided that such assignee enters into an assumption agreement with respect to this Agreement reasonably satisfactory to the Company and MetLife and a Standstill Agreement substantially in the form of Exhibit A and (ii) after Closing, this Agreement may be assigned by a Purchaser to one or more of its affiliates to whom Shares are properly transferred in accordance with the Standstill Agreement, provided that no transfer or assignment pursuant clause (i) or (ii) will relieve the Purchaser of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto, any affiliate to whom the Shares are delivered pursuant hereto, and their respective successors and permitted assignees.

         8.4 Severability. If any terms, provision or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

         8.5 Liability of MetLife. Notwithstanding anything to the contrary herein, MetLife shall have no liability to Purchaser[s] hereunder if the Closing is not effected for any reason.

         8.6 Notices. Any notices and other communications required to be given pursuant to this Agreement shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested), or delivered by facsimile or by telex, as follows:

           If to the Company:

                MetLife, Inc.
                1 Madison Avenue
                New York, New York 10010-3690
                Attention:  General Counsel
                Telecopier:  (212) 679-4523

           with a copy to:

                Debevoise & Plimpton
                875 Third Avenue
                New York, New York  10022
                Attention:  James C. Scoville, Esq.
                Telecopier:  (212) 909-6836

           If to Purchaser[s]:

                [Name]                                          [Name]
                [Address]                                       [Address]
                Attention:                                      Attention:
                Telecopier:                                     Telecopier:

           with a copy to:

                [Name]
                [Address]
                Attention:
                Telecopier:

         8.7 Governing Law, etc. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof. This Agreement may be executed in one or more counterparts, which together will constitute a single agreement.

         8.8 Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or, if such court shall not have jurisdiction over such suit, any New York State court sitting in New York City, so long as such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents only with respect to such suits, actions or proceedings to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section
8.6 shall be deemed effective service of process on such party.

         8.9 Waiver of Jury Trial. Each of the parties hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

         8.10 Additional Representations and Warranties. In the event that the underwriting agreement relating to the IPO, when executed, includes any representation or warranty of the Company or MetLife that is not included in
Section 2 or is different from any representation or warranty included in
Section 2 (other than any portion of any such representation or warranty in the IPO underwriting agreement that relates solely to the registration of the shares of Common Stock under the Act), this Agreement will be amended to include such additional or different representation or warranty and re-executed by the parties.

     9. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year hereinabove first written.


                                              [PURCHASER]


                                              By:
                                                 Name:
                                                 Title:


                                              [PURCHASER]


                                              By:
                                                  Name:
                                                  Title:


                                              METLIFE, INC.


                                              By:
                                                 Name:
                                                 Title:

                                              METROPOLITAN LIFE
                                              INSURANCE COMPANY

                                              By:
                                                 Name:
                                                 Title:

                                                                      Schedule 1






                             Shares to be Purchased

              [To be inserted by MetLife following pricing of IPO.]

                                                                      Schedule 2



                            SIGNIFICANT SUBSIDIARIES


                           GenAmerica Corporation (MO)

                  General American Life Insurance Company (MO)

                 Reinsurance Group of America, Incorporated (MO)

                     New England Life Insurance Company (MA)

                           Nvest Companies, L.P. (DE)

            Metropolitan Property and Casualty Insurance Company (RI)

                 State Street Research & Management Company (DE)

                                                                       Exhibit A







                            [Letterhead of Purchaser]


                                                            ___________ __, 2000


MetLife, Inc.
1 Madison Avenue
New York, New York 10010

                              Standstill Agreement

Ladies and Gentlemen:

     Pursuant to a Stock Purchase Agreement, dated March __, 2000, among MetLife, Inc., a Delaware corporation (the "Company"), Metropolitan Life Insurance Company, a life insurance company organized under the laws of New York ("MetLife"), and _______________, a _________ corporation [and __________, a
___________ corporation] (together with all of its [their] current and future affiliates, "Purchaser") (the "Stock Purchase Agreement"), the Company has agreed to sell to Purchaser or its permitted assignees, and Purchaser has agreed to purchase from the Company, the Shares (as defined in the Stock Purchase Agreement). For purposes of this Agreement, "affiliate" shall mean a person or entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another person or entity.

     Purchaser and the Company are entering into this Agreement to define the future relationship between Purchaser and the Company and in consideration of the mutual covenants contained herein.

     1. Restrictions on Transfers; Registration Rights.

     (a) Restrictions on Transfers. Purchaser agrees that, prior to the first anniversary of the Closing (as defined in the Stock Purchase Agreement), it will not, directly or indirectly, sell, transfer or otherwise dispose of any interest in the Shares, provided that Purchaser may transfer Shares (i) to any affiliate (as defined in Rule 144 of the Securities Act of 1933, as amended (the "Securities Act")) of Purchaser that enters into a standstill agreement with the Company containing terms and conditions substantially equivalent to those in this Agreement, or
(ii) pursuant to any tender offer or exchange offer which is recommended by the Board of Directors of the Company. After the first anniversary of the Closing and for the remaining term of this Agreement, Purchaser may sell, transfer or otherwise dispose of any interest in the Shares, provided that (x) such sale, unless it is made in a registered public offering or pursuant to a tender or exchange offer to the Company's stockholders, is not knowingly made to any person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) acquiring all of Purchaser's Shares in the acquisition or that would, after giving effect to its acquisition of such Shares, beneficially own or have the right to acquire more than 4.9% of the Voting Securities (as defined below) then outstanding, unless such person or group has entered into a standstill agreement with the Company containing terms and conditions substantially equivalent to those in this Agreement (it being understood that Purchaser has no duty to inquire as to the beneficial ownership of any such person or group when Purchaser sells the Shares in a transaction on the New York Stock Exchange or any other exchange on which the Shares are listed at the time), and (y) (i) such sale is pursuant to an effective registration statement under the Securities Act, (ii) such sale is made after the termination of sale restrictions pursuant to Rule 144 of the Securities Act or any successor to such rule or (iii) Purchaser shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such sale is exempt from the provisions of Section 5 of the Securities Act.

     For purposes of this Agreement, the term "Voting Securities" shall mean securities of the Company, including the Shares, with the power to vote with respect to the election of directors generally, including any securities that are convertible or exchangeable for Voting Securities, it being understood that the number of Voting Securities outstanding as of any time of determination shall be determined as though all such securities, whether or not in the money, had been converted or exchanged, in accordance with their terms, into or for Voting Securities immediately prior to the time of determination.

     (b) Registration Rights.

     (i) Required Registration. (A) At any time after the first anniversary of the Closing, Purchaser shall have the right, by written notice (the "Registration Notice") to the Company, to require the Company to use reasonable efforts to register (the "Required Registration") under the Securities Act all or any portion of the Shares then owned by Purchaser (the "Registrable Securities"), and the Company shall be obligated to register such Registrable Securities. Purchaser shall not be entitled to exercise more than one such right in any 12 month period or more than a total of five such rights during the term of this Agreement. Notwithstanding the foregoing, if, in addition to the Registrable Securities, the Required Registration is to include shares to be offered by the Company for its own account, shares of Trust Beneficiaries (as defined in the Plan of Reorganization, dated September 28, 1999, as amended, of MetLife (the "Plan")) having registration rights pursuant to Section 3.3(c)(v) of the Plan or shares of others persons with registration rights, and the Board of Directors of the Company believes, based on advice of a nationally recognized investment banking firm selected by the Company, that including all such shares would be likely to have an adverse effect upon the price, timing or distribution of the shares included in the Required Registration, then only such number of shares, if any, as the Board shall determine can be included without adversely affecting the offering shall be included in the Required Registration, and the shares to be included in the Required Registration will be allocated in the following priority: (w) all shares owned by such Trust Beneficiaries shall be included first, (x) all shares of Purchaser and [_____________] (together with all of its current and future affiliates, the "Other Private Placement Purchaser") shall be included second, in proportion, as nearly as practicable, to the total number of shares of Common Stock proposed to be offered by each of Purchaser and the Other Private Placement Purchaser at the time of filing of the registration statement for the registration, (y) all shares of Common Stock of any other persons with registration rights shall be included third, in proportion, as nearly as practicable, to the total number of shares of Common Stock proposed to be offered by each of them at the time of the filing of the registration statement, and (z) all shares of the Company shall be included last. Purchaser may elect that the offering of Registrable Securities pursuant to this Section 1(b)(i) be in the form of an underwritten public offering, in which case Purchaser shall select the managing underwriters and any additional investment bankers and managers to be used in connection with the offering, provided that such managing underwriters and additional investment bankers and managers must be reasonably satisfactory to the Company. In the event Purchaser is not able to include all of the Shares Purchaser wishes to include in any Required Registration due to the limitation described in the immediately preceding sentence, Purchaser shall have the right to one additional Required Registration with respect to such Shares subject to the limitations set forth in this Section 1(b)(i).

         (B) Upon receipt of such Registration Notice, the Company will, as promptly as practicable, prepare and file with the Securities and Exchange Commission (the "SEC") and use its reasonable efforts to cause to become effective promptly, and in any event within 90 days from its receipt of the Registration Notice, a registration statement under the Securities Act with respect to the number of

Registrable Securities specified in the Registration Notice, and will use its reasonable efforts to cause such registration statement to remain effective for such period of time as shall be required to complete the distribution of Registrable Securities contemplated thereby, but not for more than 120 days from the effective date thereof, provided that the Company shall be entitled to defer any such filing for a period of up to 180 days from the date of Purchaser's Registration Notice if the Company shall furnish Purchaser a certificate signed by its Chairman, President and Chief Executive Officer, Chief Financial Officer or Vice-Chairman stating that the filing of a registration statement at such time would be detrimental to the Company due to the pendency of a material acquisition or financing or for other reasonable cause.

         (C) The Company will use its reasonable efforts to cause to be filed as soon as practicable following the first anniversary of the Closing, and in any event within 90 days thereafter, a shelf registration statement on Form S-3 (or any successor form) providing for the sale by Purchaser of all of the Registrable Securities and to have such shelf registration statement declared effective by the SEC. The Company will use its reasonable efforts to keep the shelf registration statement continuously effective until the third anniversary of the Closing or such shorter period that will terminate when all of the Registrable Securities covered by the shelf registration statement have been sold pursuant to the shelf registration statement. After the shelf registration statement has been declared effective, Purchaser will have the right to request, subject to paragraph (A), an unlimited number of sales pursuant to prospectuses or prospectus supplements under such shelf registration statement (such requests will be in writing and given at least ten business days prior to the proposed disposition and will state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by Purchaser), provided, however, that the Company shall be entitled to defer any such sale for a period of up to 180 days from the date of the Purchaser's written request therefor if the Company shall furnish Purchaser a certificate signed by its Chairman, President and Chief Executive Officer, Chief Financial Officer or Vice-Chairman stating that an offering at such time would be detrimental to the Company due to the pendency of a material acquisition or financing or for other reasonable cause, and provided further that the Company will not be required to permit sales pursuant to this paragraph (a) more than twice in each calendar year and (b) unless Purchaser proposes to dispose of outstanding Registrable Securities whose anticipated aggregate offering price exceeds $50,000,000. Notwithstanding anything to the contrary herein, an underwritten public offering by Purchaser under such Form S-3 shall be deemed to be a Required Registration and subject to the limitations set forth in paragraph (A) on the number of such Required Registrations per year and in total. Upon receipt of Purchaser's written request specified above, the Company will use its reasonable efforts to prepare and file with the SEC, prior to the date that the offering by Purchaser was proposed to be commenced, a supplement or post-effective amendment to the shelf registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus does not contain any untrue statement of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (D) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to Purchaser and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to Purchaser and underwriter, if any, such number of copies of such registration statement, each amendment or supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Purchaser or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Purchaser.

         (E) After the filing of the registration statement, the Company will promptly notify Purchaser of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (F) The Company will use its reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any selling purchaser reasonably (in light of such purchaser's intended plan of distribution) requests and cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things reasonably requested by Purchaser to enable Purchaser to consummate the disposition of the Registrable Securities owned by Purchaser, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 1(b)(i)(F), subject itself to taxation in any such jurisdiction or consent to general service of process in any such jurisdiction.

         (G) The Company will promptly notify Purchaser, at any time up to 150 days after the effectiveness of the registration statement therefor, or, in the case of an offering under a registration statement on Form S-3 pursuant to paragraph (C), 150 days after the written notice from Purchaser requesting such offering pursuant to paragraph (C), when a prospectus relating to an offering of Registrable Securities pursuant to this Section 1(b) is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to Purchaser, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to Purchaser any such supplement or amendment.

         (H) The Company will enter into customary agreements, including an underwriting agreement that includes representations and warranties, covenants and indemnification and contribution provisions, to the extent applicable, substantially identical to those contained in the underwriting agreements for the Company's initial public offering, and take such other actions as are reasonably requested by Purchaser in order to facilitate the disposition of such Registrable Securities.

         (I) The Company will make available for inspection by any Purchaser, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any Purchaser or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility under the Securities Act, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement, subject to reasonable arrangements to ensure that privileges are maintained. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Purchaser agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it for any reason other than such due diligence purposes unless and until such is made generally available to the public. Purchaser further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

         (J) The Company will furnish to each selling Purchaser and to each underwriter, if any, a signed counterpart, addressed to such selling Purchaser or underwriter, of an opinion or opinions of counsel to the Company and a comfort letter or comfort letters from the Company's independent public accountants, each, to the extent applicable, in substantially identical form as those delivered in connection with the Company's initial public offering or otherwise in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Purchaser or the managing underwriter therefore reasonably requests.

         (K) The Company will otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Securities Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months that begins within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         (L) The Company will use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

         (M) The Company shall make its senior management available for any road show recommended by the underwriters in connection with not more than one demand registration each year, and not more than five demand registrations in total, in each case including any registration effected pursuant to a Form S-3.

         (N) Anything in this Agreement to the contrary notwithstanding, the Company shall not be obligated to file a registration statement pursuant to this
Section 1(b) with respect to any Voting Securities or to include among the securities covered by a registration statement any Voting Securities requested to be so included pursuant to this Section 1(b) unless the Purchaser shall have, on request of the Company, promptly furnished to the Company in writing all information (x) with respect to Purchaser, such Voting Securities owned by Purchaser and requested to be so included and the transaction or transactions which Purchaser contemplates and (y) which any law, rule or regulation requires to be disclosed therein. Purchaser shall promptly furnish to the Company all information required to be disclosed in order to correct any misstatement or omission of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus, based upon any information previously supplied by Purchaser to the Company.

         (O) Purchaser agrees by acquisition of Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company of the same class of the Registrable Securities, during the 15 days prior to and the 90 days after any underwritten registration pursuant to this Section 1(b) has become effective (or such shorter period as may be required by the underwriter), except as part of such underwritten registration. Notwithstanding the foregoing sentence, Purchaser shall be entitled during the foregoing period to sell securities in a private sale.

         (ii) Incidental Registration Rights. In addition to the provisions contained in Section 1(b)(i), if the Company shall at any time after the first anniversary of the Closing seek to register under the Securities Act for sale to the public in an underwritten offering any Voting Securities either for its own account or for the account of any one or more securityholders (other than a registration relating to Voting Securities issued or granted pursuant to any employee or director stock-based plan or in connection with an acquisition by the Company), and if the form of registration statement proposed to be used may be used for the registration of Registrable Securities, on each such occasion as it shall furnish Purchaser with prior written notice thereof promptly, but in any event less than 10 business days from the initial filing date. At the written request of Purchaser, given within 5 days after the receipt of such notice, to register any of Purchaser's Registrable Securities, the Company will cause such Registrable Securities, for which registration shall have been requested, to be included in such registration statement so as to permit the sale or other disposition by Purchaser as part of such underwritten public offering (an "Incidental Registration"). Notwithstanding the foregoing, if, in addition to the Registrable Securities, the Incidental Registration is to include shares to be offered by the Company for its own account, shares of Trust Beneficiaries having registration rights pursuant to Section 3.3(c)(v) of the Plan or shares of others persons with registration rights, and the Board of Directors of the Company believes, based on advice of a nationally recognized investment banking firm selected by the Company, that including all such shares would be likely to have an adverse effect upon the price, timing or distribution of the shares included in the Incidental Registration, then only such number of shares, if any, as the Board shall determine can be included without adversely affecting the offering shall be included in the offering, and the shares to be included in the Incidental Registration will be allocated in the following priority: (x) all shares of the Company and such Trust Beneficiaries shall be included first, (y) all shares of Purchaser and the Other Private Placement Purchaser shall be included second, in proportion, as nearly as practicable, to the total number of shares of Common Stock proposed to be offered by each of Purchaser and the Other Private Placement Purchaser at the time of filing of the registration statement for the registration, and (z) all shares if Common Stock of any other persons with registration rights shall be included third, in proportion, as nearly as practicable, to the total number of shares of Common Stock proposed to be offered by each of them at the time of the filing of the registration statement

         (iii) Purchaser Obligation to Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1(b) with respect to the Registrable Securities that Purchaser shall furnish to the Company such information regarding itself and the intended method of disposition of the Registrable Securities as shall be required to effect the registration of such Registrable Securities under the Securities Act.

         (c) Expenses. All expenses incurred by the Company in complying with
Section 1(b), including any registration and filing fees, fees and expenses of compliance with securities or blue sky laws of the United States (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., listing or quotation fees, internal expenses (including all salaries and expenses of its officers and employees performing legal and accounting duties), fees of transfer agents and registrars, and the fees and expenses of counsel and accountants for Purchaser shall be borne by the Company. Purchaser shall be responsible for all underwriting fees, discounts or commissions and transfer taxes, with respect to Registrable Securities.

         (d) Rule 144. The Company will file any reports required to be filed by it under the Securities Act and the 1934 Act and will take such further action as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Purchaser, the Company will deliver to Purchaser a written statement as to whether it has complied with such requirements.

         2. Standstill Provisions. Purchaser agrees that, during the term of this Agreement, without the Company's prior written consent, Purchaser will not:

          (a) acquire, announce an intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any Voting Securities, or direct or indirect rights to options to acquire (through purchase, exchange, conversion or otherwise) any Voting Securities, if, immediately after any such acquisition, Purchaser would beneficially own, in the aggregate, Voting Securities representing (x) more than 4.9% of the outstanding Voting Securities, or (y) more than 5.0% of the outstanding Voting Securities, provided that approval beneficially to own such percentage of Voting

     Securities is obtained from the New York Superintendent of Insurance prior to such increase to 5%, except in each case for any increase resulting from transactions in the ordinary course of the business of Purchaser as underwriter, broker/dealer, investment manager or investment adviser or from ordinary trading activities, unless such transactions were made with the purpose of changing or influencing the control of the Company;

          (b) seek representation on the Board of Directors of the Company or the removal of any Company Directors or a change in the composition or size of the Board;

          (c) make any statement or proposal, whether written or oral, to the Board of Directors of the Company, or to any director, officer or agent of the Company, or make any public announcement or proposal whatsoever with respect to a merger or other business combination, sale or transfer of assets, recapitalization, dividend, share repurchase, liquidation or other extraordinary corporate transaction with the Company or any other transaction which could result in a change of control, solicit or encourage any other person to make any such statement or proposal, or take any action which might require the Company to make a public announcement regarding the possibility of any transaction referred to in this paragraph (c) or similar transaction, or advise, assist or encourage any other persons in connection with the foregoing, except in the ordinary course of its investment banking activities as financial advisor;

          (d) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 under the 1934 Act) to vote any Voting Securities, seek to advise, encourage or influence any person or entity with respect to the voting of any Voting Securities, initiate or propose any shareholder proposal or induce or attempt to induce any other person to initiate any shareholder proposal, or execute any written consent with respect to the Company, except in the ordinary course of its investment banking activities as financial advisor;

          (e) deposit any Voting Securities into a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of any Voting Securities other than this Agreement;

          (f) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Voting Securities, other than a group which Purchaser is a member of as of the date hereof;

          (g) otherwise act, alone or in concert with others, to seek to exercise any control or influence over the management, Board of Directors or policies of the Company;

          (h) make a public request to the Company (or its directors, officers, shareholders, employees or agents) to take any action in respect of the foregoing matters; or

          (i) disclose any intention, plan or arrangement inconsistent with the foregoing.

         Purchaser shall not, individually or acting in concert with the Other Private Placement Purchaser, direct or cause the direction, or attempt to direct or cause the direction of, the management or policies of any of the Company, MetLife and any of their affiliates that are controlled insurers, or otherwise exercise, or attempt to exercise, control over such companies or such affiliates, whether directly or indirectly.

         3. Specific Performance. Each of Purchaser and the Company acknowledges that the other party would not have an adequate remedy at law for money damages if any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms and therefore agrees that the other party shall be entitled to specific enforcement of such covenants or agree ments and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

         4. Legend. Each of the Company and Purchaser agrees that the certificates for the Shares shall bear the following legend thereon, which legend shall remain until the earliest of (a) the date the securities represented by such certificates are transferred in accordance with the provisions of this Agreement or (b) the termination of this Agreement pursuant to Section 9(a) or (c) or the termination of this Agreement (other than Sections 1(b), (c) and (d)) pursuant to Section 9(b), or as otherwise agreed among the Company, MetLife and Purchaser:

          THESE SECURITIES WERE SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SECURITIES ARE SUBJECT TO THE PROVISIONS OF A STANDSTILL AGREEMENT DATED ___________ __, 2000, BY AND BETWEEN THE ISSUER

          AND [PURCHASER], AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH.

         5. Entire Agreement. The Stock Purchase Agreement and this Agreement contain the entire understandings of the parties with respect to the subject matter of such agreements. This Agreement may not be amended or any provision waived except by a writing signed, in the case of an amendment, by each party hereto and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof unless the other party is materially prejudiced thereby, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights and remedies provided by law. At any time from and including the date of this Agreement until the second anniversary thereof, Purchaser and the Company shall not amend, directly or indirectly, any provision of this Agreement without the prior approval of the New York Superintendent of Insurance (the "Superintendent"). At any time from and including the second anniversary of the IPO (as defined in the Stock Purchase Agreement) until the end of the term of this Agreement, the Company shall notify the New York Insurance Department (the "Department") of any amendment, direct or indirect, to any provision, and the termination, of this Agreement. This Agreement is not assignable by either of the parties without the prior written consent of the other, except that (i) prior to Closing this Agreement may be assigned by a Purchaser to any subsidiary of Purchaser, substantially all of the Capital Stock of which is directly or indirectly owned by Purchaser, that is a Qualified Institutional Buyer (as that term is defined in Rule 144A under the Securities Act of 1933) or an accredited investor (as such term is defined under Regulation D of the Act), provided that such assignee enters into an assumption agreement reasonably satisfactory to the Company, and (ii) after Closing this Agreement may be assigned by a Purchaser to one or more of its affiliates to whom Shares are properly transferred in accordance with this Agreement, provided that, no assignment pursuant to clause (i) or (ii) will relieve Purchaser of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and upon transferees of Voting Securities who are affiliates or associates of Purchaser.

         6. Severability. If any terms, provision or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

         7. Notices. Any notices and other communications required to be given pursuant to this Agreement shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested), or delivered by facsimile or by telex, as follows:

         If to the Company:

            MetLife, Inc.
            1 Madison Avenue
            New York, New York 10010-3690
            Attention:  General Counsel
            Telecopier:  (212) 679-4523

         with copies to:

            Debevoise & Plimpton
            875 Third Avenue
            New York, New York  10022
            Attention: James C. Scoville, Esq.
            Telecopier:  (212) 909-6836

         If to Purchaser:

            [Name]                             [Name]
            [Address]                          [Address]
            Attention:                         Attention:
            Telecopier:                        Telecopier:

         with copies to:

            [Name]
            [Address]
            Attention:
            Telecopier:

         Purchaser shall notify the Company, and the Company shall notify the Department, of (a) any transfer of the Shares prior to the first anniversary of the Closing or any transfer thereafter requiring the entering into of a standstill agreement pursuant to clause (x) of the proviso to the second sentence of Section 1(a) and (b)
     any registration pursuant to Section 1(b). The Company shall notify the Department of any consent requested or granted pursuant to Section 2.

         8. Effectiveness of Agreement. This Agreement shall become effective only upon the execution and delivery of this Agreement by the parties hereto and the occurrence of the Closing under the Stock Purchase Agreement.

         9. Termination. This Agreement shall terminate upon the occurrence of any of the following:

          (a) the written agreement of the Company and Purchaser to terminate this Agreement, provided that any termination prior to the second anniversary of the Closing shall not be effective without the approval of the Superintendent;

          (b) the fifth anniversary of the date of the Closing, except for Sections 1(b), (c) and (d), which shall continue in effect indefinitely until terminated by any other provision of this Section 9; or

          (c) Purchaser shall cease to own Voting Securities other than any Voting Securities acquired in the ordinary course of business of Purchaser as underwriter, broker-dealer, investment manager or investment adviser (unless such transactions were made with the purpose or with the effect of changing or influencing the control of the Company).

         10. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         11. Governing Law, etc. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof. This Agreement may be executed in one or more counterparts, which together will constitute a single agreement.

         12. Jurisdiction. Except as otherwise expressly provided in this Agree-ment, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or, if such court shall not have jurisdiction over such suit, any New York State court sitting in New York City, so long as such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents only with respect to such suits, actions or proceedings to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Without limiting the foregoing, each party agrees that service of process on such party by hand delivery as provided in Section 7 shall be deemed effective service of process on such party.

         13. Waiver of Jury Trial. Each of the parties hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

         14. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         If you are in agreement with the foregoing, please sign the accompanying copy of this letter and return it to the Company, whereupon this letter shall be a binding agreement between you and the Company.

                                Very truly yours,

                                  [PURCHASER]



                                     By:
                                        Name:
                                        Title:


                                  [PURCHASER]



                                     By:
                                        Name:
                                        Title:

     Accepted and agreed as of the date first written above:

     METLIFE, INC.




     By:
        Name:
        Title:

                                                                       EXHIBIT B





                         Opinion of Debevoise & Plimpton


i. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum;

ii. MetLife has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New York, with corporate power and authority to own its property and conduct its business as described in the Offering Memorandum;

iii. The Company has an authorized capitalization as described in the Offering Memorandum, and all of the issued shares of capital stock of the Company (including the Shares, the Other Private Placement Shares and the IPO Shares being delivered at the date of the opinion) have been duly authorized and validly issued and are or (with respect to the Shares, the Other Private Purchaser Shares and the IPO Shares being delivered at the date of the opinion, when paid for in accordance with the terms of this Agreement, the stock purchase agreement with the Other Private Placement Purchaser and the IPO underwriting agreements, respectively) will be fully paid and nonassessable; the Policyholder Shares, when issued pursuant to the Plan, will be duly authorized and validly issued and fully paid and nonassessable; stockholders of the Company have no preemptive rights with respect to the Shares arising out of the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws of the Company or the Delaware General Corporation Law (the "DGCL"); and the Transaction Shares conform in all material respects to the description of the Common Stock contained in the Offering Memorandum;

iv. This Agreement has been duly authorized, executed and delivered by the Company and MetLife, and constitutes a valid and legally binding obligation of the Company and MetLife, enforceable against the Company and MetLife in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); and the Standstill Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity);

v. The Plan has been duly adopted by the required vote of the Board of Directors of MetLife (which adoption complied with the applicable requirements of Section 7312) and submitted to the New York Superintendent in the manner and accompanied by all information and certificates required by Section 7312; on [ ], 2000, the Superintendent's Order was issued and such Order remains unmodified and is in full force and effect; no other Approvals are required to be obtained under Section 7312 or, to such counsel's knowledge, otherwise under the New York Reorganization Laws and Regulations, for the effectiveness of the Plan; the Plan has become effective in accordance with its terms;

vi. The issuance and sale of the Shares by the Company to Purchaser hereunder, the issuance and sale of the Other Private Purchaser Shares by the Company to the Other Private Placement Purchaser by the Company under the stock purchase agreement with such Other Private Placement Purchaser, the issuance and Sale of the IPO Shares by the Company to the underwriters under the IPO underwriting agreements, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the entry into and compliance by the Company and MetLife and with all provisions of this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement entered into with the Other Private Placement Purchaser, and the Plan and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of (i) the Certificate of Incorporation or By-Laws or similar organizational documents of the Company or MetLife, (ii) any agreement or instrument listed as an exhibit to the Registration Statement on Form S-1 for the IPO, or (iii) any New York or Federal statute or the DGCL or any rule or regulation known to such counsel of any New York or Federal governmental agency or body having jurisdiction over the Company, MetLife or any Significant Subsidiary or any of their properties, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, adversely affect the validity of the Transaction Shares, the Trust Interests or the Units or the creation and operation of the Policyholder Trust pursuant to the Plan, or have a Material Adverse Effect;

vii. Each of the Company, MetLife and each significant subsidiary has made all Filings required to be made pursuant to, and has obtained all Approvals required to be obtained under, either (a) any law or regulation of the United States or the State of New York or (b) the DGCL for the issuance and sale by the Company of the Shares, the Other Private Purchaser Shares and the IPO Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the

       Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the compliance by the Company and MetLife and with all of the provisions of this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement entered into with the Other Private Placement Purchaser, and the Plan and the consummation of the transactions herein and therein contemplated, except for such Filings and Approvals (i) as may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the IPO Shares and the Units by the underwriters, or (ii) individually or in the aggregate, as would not adversely affect the validity, performance of, or adversely affect the consummation of, the transactions contemplated by this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement entered into with the Other Private Placement Purchaser, and the Plan and would not have a Material Adverse Effect;

viii. The statements set forth in the Offering Memorandum under the caption "Description of Capital Common Stock", insofar as they purport to constitute a summary of the terms of the Common Stock, and under the captions "Risk Factors-Dividends and payments on our indebtedness may be affected by limitations imposed on Metropolitan Life Insurance Company and our other subsidiaries", "Risk Factors-Changes in federal income taxation could adversely impact sales of our insurance, annuities and investment products", "The Demutualization", "Business-Regulation-Insurance regulation", "Business-Regulation-ERISA Considerations" and "Business-Competition", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

ix. Neither the Policyholder Shares nor the Trust Interests require registration under the Act;

x. The Policyholder Trust has been duly created under the laws of Delaware with the power and authority to own property and conduct its business as described in the Offering Memorandum;

xi. The Capital Note has been duly authorized and validly executed and issued and when such Capital Note is delivered by MetLife to the Company against payment therefor, it will constitute a valid and legally binding obligation of MetLife, enforceable against MetLife in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); the Capital Note will conform to the descriptions thereof in the Offering Memorandum; and

xii. Neither the Company nor MetLife is or, after giving effect to the issuance and sale of the Shares, the Other Private Purchaser Shares and the IPO Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance of Trust Interests pursuant to the Plan, the issuance and sale of the Units, the consummation of the Demutualization and the application of the proceeds of the sale of the Shares, the Other Private Purchaser Shares, the IPO Shares and the Units as described in the Offering Memorandum, will be an "investment company", as such term is defined in the Investment Company Act, and the rules and regulations thereunder, although certain separate accounts of MetLife and its subsidiaries are required to register as investment companies under the Investment Company Act.; and

xiii. Assuming the accuracy of the representations and warranties of Company under Section 2.31 of this Agreement, the representations and warranties of Purchaser under Section 3.2, 3.3 and 3.4 of this Agreement, the offer and sale of the Shares pursuant to this Agreement are exempt from registration under the Act pursuant to Section 4(2) thereof.

       In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the DGCL and that to the extent that the opinions in clauses (vi), (vii) and (x) involve Delaware law, such counsel has relied with your permission on the opinion of Richards, Layton & Finger addressed to the Underwriters.

       In rendering such opinion, such counsel may expressly assume that courts would rely upon and give effect to Black Box (publicly available June 26, 1990) and Squadron, Ellenoff, Pleasant & Lehrer (publicly available February 28, 1992) as applicable law.

                                                                       EXHIBIT C





                         Opinion of Gary A. Beller, Esq.


i. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum;

ii. MetLife has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New York, with the corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum;

iii. The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company (including the Shares, the Other Private Placement Shares and the IPO Shares being delivered at the date of the opinion) have been duly authorized and validly issued and are or (with respect to the Shares, the Other Private Purchaser Shares and the IPO Shares being delivered at the date of the opinion, when paid for in accordance with the terms of this Agreement, the stock purchase agreement with the Other Private Placement Purchaser and the IPO underwriting agreements, respectively) will be fully paid and nonassessable; the Policyholder Shares, when issued pursuant to the Plan, will be duly authorized and validly issued and fully paid and nonassessable; stockholders of the Company have no preemptive rights with respect to the Shares arising out of the Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws of the Company or the DGCL; and the Transaction Shares conform in all material respects to the description of the Common Stock contained in the Offering Memorandum;

iv. Each Significant Subsidiary has been duly organized and is validly existing as a corporation or partnership, as applicable, and is in good standing under the laws of its jurisdiction of organization; and all issued shares of capital stock or other ownership interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except as described in the Offering Memorandum and except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than any lien, encumbrance, equity or claim which would not have a Material Adverse Effect;

v. Each of the Company, MetLife and each Significant Subsidiary has been duly qualified as a foreign corporation or partnership, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing, as applicable, would not have a Material Adverse Effect;

vi. Each of MetLife and each Insurance Subsidiary is duly organized and licensed as an insurance company in its jurisdiction of incorporation, and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Offering Memorandum, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Offering Memorandum, each of MetLife and each Insurance Subsidiary has all other Approvals of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; to such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

vii. Each of the Company, MetLife and each Significant Subsidiary has all necessary Approvals from, and has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Offering Memorandum, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; all such Approvals and Filings are in full force and effect and, to such counsel's knowledge, neither the Company nor MetLife nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company, MetLife or any such Subsidiary, except as described in the Offering Memorandum or any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

viii. Each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary of MetLife is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Offering Memorandum, to such counsel's knowledge, no Broker-Dealer Subsidiary or Investment Advisor Subsidiary has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Subsidiary in any case where it could be reasonably expected that (x) such Broker-Dealer Subsidiary or Investment Advisor Subsidiary would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect;

ix.    To such counsel's knowledge, other than Mark Smilow and Patrick Emanuel
       v. Metropolitan Life Insurance Company, et al., Mollye E. Rothstein v. Metropolitan Life Insurance Company, et al., Eugenia J. Fiala and Chris Waterson v. Metropolitan Life Insurance Company, et al., Geneva Meloy, et al. v. Metropolitan Life Insurance Company, et al., Leo F. Schor v. Metropolitan Life Insurance Co. et al. and Richard E. Schweinberg v. Metropolitan Life Insurance Co. et al., and any other proceedings of which the Company became aware after the date hereof and that have been disclosed to you in writing, on the date of this Agreement there were no legal or governmental proceeding pending or, to such counsel's knowledge and as disclosed to you, currently being threatened challenging the Plan, the Superintendent's Order or the consummation of the transactions contemplated thereby or the sale of the Shares, the Other Private Purchaser Shares or the IPO Shares;

x. To such counsel's knowledge, other than as described or contemplated in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company, MetLife or any Significant Subsidiary is a party or of which any property of the Company, MetLife or any Significant Subsidiary is the subject which, if determined adversely to the Company, MetLife or any Significant Subsidiary, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge and other than as described or contemplated in the Offering Memorandum, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

xi. This Agreement has been duly authorized, executed and delivered by the Company and MetLife, and constitutes a valid and legally binding obligation of the Company and MetLife, enforceable against the Company and MetLife in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); and the Standstill Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity);

xii. The Capital Note has been duly authorized and validly executed and issued and when the Capital Note is delivered by MetLife to the Company against payment therefor, it will constitute a valid and legally binding obligation of MetLife, enforceable against MetLife in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, reorganization, liquidation, rehabilitation, insolvency, moratorium or other laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); the Capital Note will conform to the descriptions thereof in the Offering Memorandum;

xiii. No Significant Subsidiary is or, after giving effect to the issuance and sale of the Shares, the Other Private Purchaser Shares or the IPO Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the consummation of the Demutualization and the application of the proceeds of the sale of the Shares, the Other Private Purchaser Shares, the IPO Shares and the Units as described in the Offering Memorandum, will be an "investment company", as such term is defined in the Investment Company Act, and the rules and regulations thereunder, although certain separate accounts of MetLife and its subsidiaries are required to register as investment companies under the Investment Company Act;

xiv. The issuance and sale of the Shares, the Other Private Purchaser Shares and the IPO Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the entry into and compliance by the Company and MetLife with all provisions of this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement entered into with the Other Private Placement Purchaser, and the Plan and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, MetLife or any Significant Subsidiary is a party or by which the Company, MetLife or any

       Significant Subsidiary is bound or to which any of the property or assets of the Company, MetLife or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of (x) the Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws or similar organizational documents of the Company, MetLife or any Significant Subsidiary or (y) to such counsel's knowledge, any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company, MetLife or any Significant Subsidiary or any of their properties, in each case the effect of which (other than a violation of the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws or similar organizational documents of the Company or MetLife), individually or in the aggregate, would be either to adversely affect the validity of the Transaction Shares, the Trust Interests or the Units or the creation and operation of the Policyholder Trust pursuant to the Plan or have a Material Adverse Effect;

xv. Each of the Company, MetLife and the Significant Subsidiaries have made all Filings required to be made pursuant to, and have obtained all Approvals required to be obtained, under, any law or regulation of the United States or any state thereof for the issuance and sale by the Company of the Shares, the Other Private Purchaser Shares and the IPO Shares, the issuance of the Policyholder Shares pursuant to the Plan, the issuance, sale and purchase of the Capital Note, the creation and operation of the Policyholder Trust pursuant to the Plan, the issuance of the Trust Interests pursuant to the Plan, the issuance and sale of the Units, the compliance by the Company and MetLife with all provisions of this Agreement and the Standstill Agreement and the consummation of the transactions herein contemplated, except for such Filings and Approvals as (i) may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the IPO Shares and the Units by the underwriters, or (ii) individually or in the aggregate, would not adversely affect the validity of the Shares, the Other Private Purchaser Shares, the IPO Shares or the Policyholder Shares or have a Material Adverse Effect; and all other Filings and Approvals required to be made or obtained on or prior to the Plan Effective Date in connection with the Demutualization or for the consummation by the Company and MetLife of the transactions contemplated by this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement entered into with the Other Private Placement Purchaser or the Plan have been so obtained and are in full force and effect, except as described in the Offering Memorandum or to the extent that the failure to make any such Filings or to have any such Approvals would not have, individually or in the aggregate, a Material Adverse Effect and would not adversely affect the validity, performance of or consummation of the transactions contemplated by this Agreement, the Standstill Agreement, the stock purchase agreement and standstill agreement entered into with the Other Private Placement Purchaser or the Plan or adversely affect the creation and operation of the Policyholder Trust pursuant to the Plan or adversely affect the Capital Note; and

xvi. The statements set forth in the Offering Memorandum under the captions "Risk Factors-Demutualization risks-A challenge to the New York Superintendent of Insurance's approval may adversely affect the terms of the demutualization and the market price of our common stock and the equity security units" (with respect solely to the description of the laws contained therein), "Business-Regulation-Broker-Dealer and Securities Regulation" and "Business-Regulation-Environmental Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

       In rendering such opinion, such counsel may state that he is admitted to practice law in the State of New York and that he expresses no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the DGCL and that to the extent that the opinions in clauses (xiv) and (xv) involve Delaware law, such counsel has relied with your permission on the opinion of Richards, Layton & Finger addressed to the Underwriters. Such counsel may state that, insofar as the opinion rendered above relates to any Significant Subsidiary, such counsel has relied on the opinions of the General Counsel of such Subsidiary and insofar as the opinion expressed above relates to the Company, MetLife and their subsidiaries (other than Significant Subsidiaries) and involve the laws of jurisdictions other than New York and the United States, such counsel has not retained local counsel but has relied upon the familiarity of members of MetLife's Law Department over whom such counsel exercises general supervision with the relevant laws of such jurisdictions. Such counsel may also state that, insofar as such opinion involves matters of fact, he has relied upon certificates of officers of MetLife and the Significant Subsidiaries.